Q2 Fiscal Year 2016

Financial Highlights

August 20, 2015

Tech Data

Non-GAAP Financial Information

This document includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures

Worldwide

Net Sales

$ in Billions



$6.8
$6.8
$7.3
$5.9
$6.6
40%
39%
35%
40%
42%
60%
61%
65%
60%
58%
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Americas
Europe

	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16
Reported Y/Y Growth	8%	6%	-8%	-12%	-4%
FX - Adj. Y/Y Growth	6%	9%	0%	2%	8%

- Q2 FY16 worldwide reported net sales declined 4% year-over-year to $6.6 billion.
- On a constant currency basis, Q2 FY16 worldwide net sales increased approximately 8% year-over-year and increased approximately 11% sequentially.

Tech Data

The Americas

Net Sales


$ in Billions
$2.7
$2.6
$2.6
$2.3
$2.7
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16

	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16
Reported Y/Y Growth	4%	3%	-5%	-6%	1%

- The Americas Q2 FY16 reported net sales increased 1% year-over-year to $2.7 billion.
- On a constant currency basis, and excluding from both periods, sales generated in Chile, Peru and Uruguay, net sales increased approximately 5% year-over-year and increased approximately 18% sequentially.

Europe

Net Sales

$ in Billions



$4.1
$4.1
$4.8
$3.5
$3.8
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Reported Y/Y Growth
11%
8%
-9%
-17%
-7%

- Europe's Q2 FY16 reported net sales decreased 7% year-over-year to $3.8 billion.
- On a constant currency basis, net sales increased 11% year-over-year and increased 6% sequentially.

Tech Data

Worldwide

Gross Profit and Margin

$ in Millions



$351.4
$335.0
$372.3
$291.9
$325.3
5.14%
4.95%
5.07%
4.96%
4.94%
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Gross Profit
Gross Margin

- Q2 FY16 worldwide gross profit dollars declined approximately 7% year-over-year to $325 million, due primarily to the impact of weaker foreign currencies, partially offset by additional sales volumes. On a constant currency basis, gross profit increased approximately 5 percent year-over-year.
- Q2 FY16 worldwide gross profit margin of 4.94% declined 20 basis points year-over-year, primarily due to product mix.

Tech Data

Worldwide

SG&A Expenses (Non-GAAP) [1]

$ in Millions



$277.1
$264.2
$260.5
$241.7
$244.1
4.05%
3.91%
3.55%
4.11%
3.71%
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Non-GAAP SG&A exp
Non-GAAP SG&A %

	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16
GAAP SG&A exp	$284.5	$271.2	$266.9	$247.5	$250.0
GAAP SG&A %	4.16%	4.01%	3.64%	4.20%	3.80%

- Q2 FY16 worldwide non-GAAP SG&A expenses, which exclude acquisition-related intangibles amortization expense of $5.7 million, declined 12% year-over-year to $244.1 million, due primarily to weaker foreign currencies.
- Q2 FY16 worldwide non-GAAP SG&A as a percentage of net sales declined 34 basis points year-over-year and declined 40 basis points sequentially due primarily to improved operating leverage from increased sales and good expense management.
- Q2 FY16 depreciation and amortization expense was $14.0 million.

[1] Non-GAAP SG&A excludes acquisition-related amortization of intangibles. Please see GAAP to Non-GAAP reconciliation in the appendix.

Worldwide

Operating Income (Non-GAAP) (1) $ in Millions



$74.3
$70.8
$111.7
$50.2
$81.2
1.09%
1.05%
1.52%
0.85%
1.23%
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Non-GAAP Operating Income
Non-GAAP Operating Margin

	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16
GAAP Operating Inc	$67.7	$66.7	$101.9	$81.9	$106.2
GAAP Operating Mrgn.	0.99%	0.99%	1.39%	1.39%	1.61%

(1) *See the GAAP to Non-GAAP reconciliation in the appendix.*

- Q2 FY16 worldwide non-GAAP operating income dollars increased 9% year-over-year to $81.2 million.
- Weaker foreign currencies against the U.S. dollar compared to the prior-year quarter negatively impacted non-GAAP operating income by approximately $10 million.
- Q2 FY16 worldwide non-GAAP operating margin improved 14 basis points year-over-year to 1.23% of net sales.

Tech Data

The Americas

Operating Income (Non-GAAP) [1][2] — $ in Millions



$39.2
$38.2
$39.3
$24.4
$40.0
1.44%
1.44%
1.53%
1.04%
1.46%
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Non-GAAP Operating Income[2]
Non-GAAP Operating Margin[2]

	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16
GAAP Operating Income[1]	$38.9	$42.2	$37.8	$62.4	$60.8
GAAP Operating Margin[1]	1.43%	1.60%	1.47%	2.67%	2.21%

- The Americas' Q2 FY16 non-GAAP operating income of $40 million increased 2% year-over-year and 64% sequentially.
- Q2 FY16 non-GAAP operating margin improved 2 basis points year-over year to 1.46%, and improved 42 basis points sequentially.

[1] Before stock compensation expense.
[2] See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data

Europe

Operating Income (Non-GAAP) [(1)(2)]

$ in Millions



$38.9
$36.5
$76.4
$29.6
$45.2
0.95%
0.89%
1.60%
0.83%
1.18%
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Non-GAAP Operating Income[(2)]
Non-GAAP Operating Margin[(2)]

	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16
GAAP Operating Income[(1)]	$32.7	$28.4	$67.9	$23.4	$49.4
GAAP Operating Margin[(1)]	0.79%	0.69%	1.42%	0.66%	1.29%

- Europe's Q2 FY16 non-GAAP operating income increased 16% year-over-year to $45.2 million.
- On a constant currency basis, Europe's non-GAAP operating income grew 41 percent.
- Q2 FY16 non-GAAP operating margin improved 23 basis points year-over-year to 1.18% and improved 35 basis points sequentially.

[(1)] *Before stock compensation expense.*
[(2)] *See the GAAP to non-GAAP reconciliation in the appendix.*

Tech Data

Worldwide

Net Income and EPS (Non-GAAP) [1]

$ in Millions except EPS



$42.9
$45.3
$74.9
$29.6
$52.5
$1.12
$1.18
$1.96
$0.80
$1.43
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Non-GAAP Net Income
Non-GAAP EPS - diluted

	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16
GAAP Net Income	$39.3	$41.7	$80.7	$51.3	$76.4
GAAP EPS - diluted	$1.03	$1.09	$2.11	$1.38	$2.09
Weighted Average Shares Outstanding - Diluted	38,368	38,433	38,282	37,036	36,615

[1] *See the GAAP to non-GAAP reconciliation in the appendix.*

- Excluding non-GAAP adjustments, the effective tax rate for Q2 FY16 was 30.4%, compared to 35.3% in the prior year quarter.
- Non-GAAP net income for Q2 FY16 increased 22% year-over-year to $52.5 million. Non-GAAP earnings per diluted share grew 28% year-over-year to $1.43.
- Weaker foreign currencies against the U.S. dollar compared to the prior-year quarter negatively impacted non-GAAP net income by approximately $7.0 million, or $0.19 per diluted share.

Worldwide

Cash Metrics

Cash Conversion Cycle

	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16
Days of Sales Outstanding	40	41	35	40	37
Days of Supply	31	33	26	32	29
Days of Purchases Outstanding	(49)	(50)	(41)	(49)	(47)
Cash Conversion Cycle	**22**	**24**	**20**	**23**	**19**

Cash Flow from Operations

$ in Millions



-$45
-$108
$177
$103
$200
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16

- Cash flow from operations in Q2 FY16 was approximately $200 million.
- On a year-to-date basis, cash flow from operations was $303 million.
- The cash balance at the end of Q2 FY16 was $709 million.

Tech Data

Worldwide

Balance Sheet Highlights

$ in Millions

Debt to Total Capital



16%
16%
16%
16%
16%

	Q2FY15	Q3FY15	Q4FY15	Q1FY16	Q2FY16
Debt	$401	$398	$365	$368	$370
Equity	$2,153	$2,086	$1,960	$1,972	$1,964
Debt to Total Capital ratio	16%	16%	16%	16%	16%

- Accumulated other comprehensive income, which consists of currency translation, net of applicable taxes, was $33.3 million at Q2 FY16.
- Capital expenditures were $8 million in Q2 FY16. For fiscal 2016 the company expects capital expenditures of approximately $43 million.
- At July 31, 2015, the company had approximately $1.96 billion of equity, and 35.7 million shares outstanding resulting in book value of $55.06 per share. The company had approximately $335 million of goodwill and acquired intangibles resulting in tangible book value of approximately $45.67 per share.

Worldwide

Share Repurchase Activity Q2 FY16

	Amount Repurchased ($ millions)	Number of Shares Repurchased (millions)	Average Price Per Share
Q2 FY16 Share Repurchases	$63.1	1.092	$57.78
Q2 YTD FY16 Share Repurchases	$110.1	1.894	$58.13
Cumulative Repurchases To Date Since FY 2006	$1,263.1	29.456	$42.88

Worldwide

Return on Invested Capital[1] (Non-GAAP)



12%
10%
11%
12%
FY13
FY14
FY15
Q2 FY16

- Company's estimated Weighted Average Cost of Capital ~ 9.7% [2]

(1) See reconciliation of GAAP to non-GAAP financial measures and ROIC calculation in appendix.
(2) Source: Bloomberg, August 17, 2015.

Tech Data

Worldwide

Customer and Product Mix

Customers
(% of total net sales)


VARs
46%
Retail / Direct Marketers
30%
Corporate Resellers
24%

Products
(% of total net sales)


Virtualization
Security
Desktop Applications
Operating Systems
Utilities Software
Software
18%
Notebooks
Tablets
Desktops
Printers & Supplies
Components
Broadline
47%
Mobile Phones
Accessories
Mobility
10%
Data Center
22%
Industry Standard Servers
Proprietary Servers
Networking
Storage
Private Clouds
Consumer Electronics
3%
TVs
Digital Displays
Cameras / MP3 / GPS
Network-Attached Consumer Devices

Company estimates for the 12-months ended July 31, 2015.

- In Q2 FY16, HP represented approximately 18% of net sales and Apple approximately 17% of net sales.

Business Outlook

Q3 Fiscal Year 2016

- For the third quarter ending October 31, 2015, the Company expects year-over-year local currency sales growth of mid-single digits in the Americas, and mid- to high-single digits in Europe.
- This outlook excludes approximately $77 million of net sales from the previous year's third quarter due to the Company's exit from Chile, Peru and Uruguay.
- For the third quarter, the Company estimates its non-GAAP effective tax rate to be between 29% to 31%.

Forward-Looking Statements

Certain statements made in this document are "Forward-Looking Statements" as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation's (the "Company") Annual Report on Form 10-K filed March 26, 2015, a copy of which can be obtained from the Company's Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company's control, could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments.

APPENDIX

GAAP to Non-GAAP Reconciliations

SG&A

Selling, general and administrative ("SG&A") (In thousands)	July 31, 2014	Three months ended October 31, 2014	January 31, 2015	April 30, 2015	Three months ended July 31, 2015
Net Sales	$ 6,841,809	$ 6,761,181	$ 7,339,491	$ 5,887,229	$ 6,580,393
GAAP SG&A expenses	$ 284,513	$ 271,235	$ 266,890	$ 247,481	$ 249,816
Acquisition-related amortization of intangibles	(7,424)	(7,053)	(6,354)	(5,780)	(5,707)
Non-GAAP SG&A expenses	$ 277,089	$ 264,182	$ 260,536	$ 241,701	$ 244,109
GAAP SG&A percentage of net sales	4.16%	4.01%	3.64%	4.20%	3.80%
Non- GAAP SG&A percentage of net sales	4.05%	3.91%	3.55%	4.11%	3.71%

Operating Income Q2 FY16

(In thousands)	Three months ended July 31, 2015			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,745,429**	**$ 3,834,964**		**$ 6,580,393**
GAAP operating income[1]	$ 60,752	$ 49,443	$ (3,960)	$ 106,235
Restatement and remediation-related expenses	146	18		164
LCD settlements	(21,527)	-		(21,527)
Value added tax assessment	-	(9,563)		(9,563)
Loss on disposal of subsidiaries	154	-		154
Acquisition-related amortization of intangibles	445	5,262		5,707
Total non-GAAP operating income adjustments	(20,782)	(4,283)		(25,065)
Non-GAAP operating income	**$ 39,970**	**$ 45,160**	**$ (3,960)**	**$ 81,170**
GAAP operating margin	**2.21%**	**1.29%**		**1.61%**
Non-GAAP operating margin	**1.46%**	**1.18%**		**1.23%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data

Operating Income Q1 FY16

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Three months ended April 30, 2015			
Net Sales	**$ 2,339,260**	**$ 3,547,969**		**$ 5,887,229**
GAAP operating income[1]	$ 62,359	$ 23,397	$ (3,818)	$ 81,938
Restatement and remediation-related expenses	38	580		618
LCD settlements	(38,511)	-		(38,511)
Loss on disposal of subsidiaries	363	-		363
Acquisition-related amortization of intangibles	170	5,610		5,780
Total non-GAAP operating income adjustments	(37,940)	6,190		(31,750)
Non-GAAP operating income	**$ 24,419**	**$ 29,587**	**$ (3,818)**	**$ 50,188**
GAAP operating margin	**2.67%**	**0.66%**		**1.39%**
Non-GAAP operating margin	**1.04%**	**0.83%**		**0.85%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data

Operating Income Q4 FY15

(In thousands)	Three months ended January 31, 2015			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,563,662**	**$ 4,775,829**		**$ 7,339,491**
GAAP operating income[1]	$ 37,776	$ 67,878	$ (3,970)	$ 101,684
Restatement and remediation-related expenses	36	2,329		2,365
Loss on disposal of subsidiaries	1,330	-		1,330
Acquisition-related amortization of intangibles	170	6,184		6,354
Total non-GAAP operating income adjustments	1,536	8,513		10,049
Non-GAAP operating income	**$ 39,312**	**$ 76,391**	**$ (3,970)**	**$ 111,733**
GAAP operating margin	**1.47%**	**1.42%**		**1.39%**
Non-GAAP operating margin	**1.53%**	**1.60%**		**1.52%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data

Operating Income Q3 FY15

(In thousands)	Three months ended October 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,644,085**	**$ 4,117,096**		**$ 6,761,181**
GAAP operating income[1]	$ 42,194	$ 28,407	$ (3,856)	$ 66,745
Restatement and remediation-related expenses	877	1,187		2,064
LCD settlements	(5,059)	-		(5,059)
Acquisition-related amortization of intangibles	170	6,883		7,053
Total non-GAAP operating income adjustments	(4,012)	8,070		4,058
Non-GAAP operating income	**$ 38,182**	**$ 36,477**	**$ (3,856)**	**$ 70,803**
GAAP operating margin	**1.60%**	**0.69%**		**0.99%**
Non-GAAP operating margin	**1.44%**	**0.89%**		**1.05%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data

Operating Income Q2 FY15

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Three months ended July 31, 2014			
Net Sales	**$ 2,722,191**	**$ 4,119,618**		**$ 6,841,809**
GAAP operating income[1]	$ 38,854	$ 32,725	$ (3,869)	$ 67,710
Restatement and remediation-related expenses	190	5,188		5,378
Value added tax assessment	-	(6,229)		(6,229)
Acquisition-related amortization of intangibles	170	7,254		7,424
Total non-GAAP operating income adjustments	360	6,213		6,573
Non-GAAP operating income	**$ 39,214**	**$ 38,938**	**$ (3,869)**	**$ 74,283**
GAAP operating margin	**1.43%**	**0.79%**		**0.99%**
Non-GAAP operating margin	**1.44%**	**0.95%**		**1.09%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data

Net Income and EPS

(In thousands, except per share data)	Three months ended [1]												Three months ended [2]		
	July 31, 2014			October 31, 2014			January 31, 2015			April 30, 2015			July 31, 2015		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$67,710	$39,328	$1.03	$66,746	$41,700	$1.09	$101,684	$80,677	$2.11	$81,938	$51,277	$1.38	$106,235	$76,412	$2.09
Restatement and remediation-related expenses	5,378	4,328	0.11	2,064	1,585	0.04	2,365	1,845	0.05	618	478	0.01	164	101	-
LCD settlements	-	-	-	(5,059)	(3,162)	(0.08)	-	-	-	(38,511)	(26,823)	(0.72)	(21,527)	(13,301)	(0.36)
Loss on disposal of subsidiaries	-	-	-	-	-	-	1,330	1,330	0.03	363	363	0.01	154	96	-
Reversal of deferred tax valuation allowances and income taxes on undistributed earnings of assets held for sale [1]	-	-	-	-	-	-	-	(13,601)	(0.35)	-	-	-	-	-	-
Value added tax assessment	(6,229)	(6,229)	(0.16)	-	-	-	-	-	-	-	-	-	(9,563)	(15,011)	(0.41)
Acquisition-related amortization of intangibles	7,424	5,456	0.14	7,053	5,181	0.13	6,354	4,667	0.12	5,780	4,284	0.12	5,707	4,198	0.11
Total non-GAAP adjustments	6,573	3,555	0.09	4,058	3,604	0.09	10,049	(5,759)	(0.15)	(31,750)	(21,698)	(0.58)	(25,065)	(23,917)	(0.66)
Non-GAAP results	**$ 74,283**	**$ 42,883**	**$ 1.12**	**$ 70,803**	**$ 45,304**	**$ 1.18**	**$ 111,733**	**$ 74,918**	**$ 1.96**	**$ 50,188**	**$ 29,579**	**$ 0.80**	**$ 81,170**	**$ 52,495**	**$ 1.43**

[1] During the fourth quarter of fiscal 2015, the company recorded income tax benefits of $19.2 million primarily related to the reversal of deferred tax valuation allowances in certain jurisdictions in Europe, partially offset by income tax expenses of $5.6 million related to undistributed earnings of assets held for sale in certain Latin American jurisdictions.

[2] Non-GAAP operating income for the three months ended July 31, 2015 excludes a net benefit related to value added tax assessments of $9.6 million. Non-GAAP net income and non-GAAP diluted EPS exclude this item and a reduction in the accrual for associated interest expense of $9.0 million, net of the tax impact.

Return on Invested Capital (Non-GAAP)

TECD ROIC Formula: $\frac{\text{TTM Net Operating Profit After Tax}}{\text{Average Invested Capital} - \text{Average Cash}}$

$ in thousands

	January 31, 2013	January 31, 2014	January 31, 2015	July 31, 2015
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$310,259	$274,937	$307,985	$313,895
Non-GAAP effective tax rate	28.9%	31.5%	31.8%	30.0%
Non-GAAP NOPAT (Non-GAAP operating income x (1 - non-GAAP effective tax rate))	$220,666	$188,200	$210,172	$219,685
Average Invested Capital:				
Short-term debt (5-qtr average)	$70,141	$66,601	$40,342	$28,592
Long-term debt (5-qtr average)	174,957	351,689	351,967	351,793
Non-GAAP Shareholders' Equity (5-qtr average)	1,920,376	1,973,198	2,103,329	2,024,495
Total average capital	2,165,474	2,391,488	2,495,638	2,404,880
Less: Cash (5-qtr average)	(389,029)	(459,011)	(573,199)	(589,743)
Average invested capital less average cash	$1,776,445	$1,932,477	$1,922,439	$1,815,137
ROIC	**12%**	**10%**	**11%**	**12%**

* *Trailing Twelve Months is abbreviated as TTM.*

Tech Data